[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                JUNE 30, 2000



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) UTILITIES SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Maura A. Shaughnessy*                                    For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 3.84% and Service Class shares 3.89%. These returns include the reinvestment of any distributions and compare to a 15.33% return for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index.

The market has been extremely volatile over the past six months. In the first quarter of 2000, stocks had an incredible run, with the biggest gains coming from technology and other high-growth sectors. But almost as soon as the new year started, investors grew unsettled. We felt that part of the problem was renewed concerns about rising interest rates. Also, technology stocks had reached such high levels that we believed many investors were getting nervous that they wouldn't be able to meet their earnings forecasts. Finally, in April through June, growth stock prices declined and experienced significant volatility.

However, utility stocks moved in the opposite direction of the market leaders. During the first quarter of this year, utility stocks did poorly because their earnings looked weak compared to the strength in high-growth technology names. But as the market grew increasingly bumpy, utilities started looking more attractive. Toward the end of the period, investors were moving into electric utility stocks for defensive reasons, and their stock prices moved up nicely.

Our strategy is always to own the names we have confidence in -- usually companies with good earnings growth prospects whose stock prices look reasonable. A few years ago when we had the meltdown in Asian financial markets, investors flew into electrics, again for defensive reasons. But they flew out just as quickly. That was a good lesson. Sure, it would have been nice to have a higher stake in these utilities when they started moving up. But we just don't have a lot of confidence right now that the management teams at many of these companies have the experience to run their businesses effectively in a deregulated environment. We focused exclusively on companies like Pinnacle West Capital that we think have the right skills. This is an Arizona-based company focused on its nonregulated generation business. It is not only well managed but also is operating in a territory with strong growth potential. We believe that combination may give the company significant earnings growth down the road.

AES and Calpine, two independent power producers, posted exceptionally strong gains. AES has more of an international focus, whereas Calpine has most of its power plants here in the United States. But the story is much the same. Both are capitalizing on two trends in generation -- privatization and deregulation. We believe these companies have been successful because they run their plants efficiently and understand the markets in which they operate.

Natural gas stocks have also been strong performers and, fortunately, a sizable focus for the series. We had built our stake in this area for a couple of reasons. First, we recognized the overall strength in natural gas demand. Our research shows that only about 15% of existing electricity generation is natural gas based today, but 95% of the new plants being built are natural gas ones. We believe the underlying demand for natural gas is going to go up. Second, many of the natural gas pipeline companies trade in natural gas and electricity. Basically, we feel they try to take advantage of price volatility by buying excess capacity at low prices and then reselling it at higher prices to companies that are running short. Finally, many natural gas pipeline companies, including Dynegy and El Paso, have been getting into the deregulated power generation business. We think they have the necessary risk management tools from their trading experience, as well as an understanding of power generation, to be very successful.

Williams, another natural gas pipeline stock and one of our largest investments, was flat for the period. It spun off 15% of its telecommunications subsidiary about a year ago. Unfortunately, the parent company's stock has moved more in line with communications stocks than with energy stocks. And the telecommunications sector has really done badly this spring. The wireless companies and the new competitive local exchange carriers got killed during the downturn of growth investing. The story isn't much better with the service providers -- stocks like GTE and SBC Communications sunk as investors worried about whether they could keep up in the rapidly changing telecommunications market. We held on because we believe these companies will prove they can compete.

Consolidation has also helped the portfolio. Two stocks that we owned, El Paso and Coastal, announced a merger in February. Both stocks took pretty hard hits over concerns that the deal just didn't make sense. We knew the companies well and thought the merger was a good move, especially given the fact that the combined entity would create the biggest natural gas pipeline company in the United States. We used the downturn as an opportunity to add to our position and have since seen both stocks rebound nicely. We also benefited from selling our stake in Mannesmann, a German wireless and wire-line company, following its announced buyout by Vodafone AirTouch, a British-based mobile telecommunications provider.

As long as the stock market remains volatile, we think utility stocks may provide a safer haven for investors and, therefore, we believe they should do well. We feel that natural gas stocks seem to have the strongest prospects and electrics the weakest. But it is important to remember that since we buy individual stocks, not whole sectors, that's largely irrelevant to our investment strategy. We'll remain focused on utility companies -- regardless of sector -- that we believe can sustain or improve earnings growth.

     Respectfully,

 /s/ Maura A. Shaughnessy

     Maura A. Shaughnessy
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessey is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and the Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $240.5 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                  6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return             +3.84%          +24.02%          +89.18%         +197.74%         +235.26%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return            --           +24.02%          +23.68%         + 24.38%         + 24.66%
--------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                  6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return             +3.89%          +24.07%          +89.27%         +197.87%         +235.40%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return            --           +24.07%          +23.70%         + 24.40%         + 24.67%
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

The series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 71.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                   VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 50.9%
  Business Services - 0.2%
    Adelphia Business Solutions*                                         23,200            $    537,950
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Voicestream Wireless Corp.*                                          13,900            $  1,616,527
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Digex, Inc.*                                                         12,200            $    828,837
    StorageNetworks, Inc.*                                                  450                  40,613
                                                                                           ------------
                                                                                           $    869,450
-------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Capstone Turbine Corp.*                                               1,590            $     71,649
-------------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue - 0.2%
    SCANA Corp.                                                          22,302            $    538,036
-------------------------------------------------------------------------------------------------------
  Energy - 2.3%
    Dynegy, Inc.                                                         46,900            $  3,203,856
    NRG Energy, Inc.*                                                    96,270               1,756,927
    Sierra Pacific Resources Co.                                         54,104                 679,682
                                                                                           ------------
                                                                                           $  5,640,465
-------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    VIA NET.WORKS, Inc.*                                                 12,430            $    191,888
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    USEC, Inc.                                                           39,900            $    184,538
-------------------------------------------------------------------------------------------------------
  Oils - 2.7%
    Coastal Corp.                                                       107,300            $  6,531,888
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    MCN Energy Group, Inc.                                               87,400            $  1,868,175
-------------------------------------------------------------------------------------------------------
  Telecommunications - 14.2%
    Allegiance Telecom, Inc.*                                            26,400            $  1,689,600
    Alltel Corp.                                                         90,900               5,630,119
    AT&T Corp.                                                           43,080               1,200,855
    BroadWing, Inc.*                                                     84,318               2,186,998
    Focal Communications Corp.*                                           5,100                 182,325
    GTE Corp.                                                           112,100               6,978,225
    Intermedia Communications, Inc.*                                      1,000                  29,750
    Metromedia Fiber Network, Inc., "A"*                                 49,200               1,952,625
    MGC Communications, Inc.*                                             2,517                 150,863
    Nextlink Communications, Inc., "A"*                                  19,600                 743,575
    NTL, Inc.*                                                           36,842               2,205,915
    Qwest Communications International, Inc.*                             6,000                 298,125
    SBC Communications, Inc.                                            153,365               6,633,036
    Sprint Corp.                                                         10,100                 515,100
    Time Warner Telecom, Inc.*                                           12,700                 817,562
    UnitedGlobalCom, Inc.*                                               17,200                 804,100
    Williams Communications Group, Inc.*                                 39,500               1,310,906
    Winstar Communications, Inc.*                                        24,850                 841,794
                                                                                           ------------
                                                                                           $ 34,171,473
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    Comcast Corp., "A"*                                                  30,700            $  1,243,350
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 17.2%
    AES Corp.*                                                          119,400            $  5,447,625
    Atmos Energy Corp.                                                   36,900                 645,750
    Calpine Corp.*                                                       11,800                 775,850
    CMS Energy Corp.                                                    158,900               3,515,662
    Constellation Energy Group, Inc.                                     39,200               1,276,450
    Duke Energy Corp.                                                    75,600               4,261,950
    El Paso Electric Co.*                                                85,300                 954,294
    FPL Group, Inc.                                                      20,100                 994,950
    Keyspan Corp.                                                       151,000               4,643,250
    Montana Power Co.                                                    47,800               1,687,938
    Northeast Utilities                                                  44,500                 967,875
    Peco Energy Co.                                                     147,300               5,938,031
    Pinnacle West Capital Corp.                                         126,800               4,295,350
    Public Service Enterprise Group                                      35,400               1,225,725
    Reliant Energy, Inc.                                                 95,400               2,820,262
    Unicom Corp.                                                         48,400               1,872,475
                                                                                           ------------
                                                                                           $ 41,323,437
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.5%
    Columbia Energy Group                                                68,250            $  4,478,906
    El Paso Energy Corp.                                                102,600               5,226,187
    Energen Corp.                                                        48,300               1,053,544
    Enron Corp.                                                          65,000               4,192,500
    Kinder Morgan, Inc.                                                 124,200               4,292,662
    National Fuel Gas Co.                                                13,400                 653,250
    NICOR, Inc.                                                          34,500               1,125,563
    Williams Cos., Inc.                                                 162,100               6,757,544
                                                                                           ------------
                                                                                           $ 27,780,156
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $122,568,982
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 21.0%
  Argentina - 0.1%
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                    15,830            $    265,153
-------------------------------------------------------------------------------------------------------
  Australia - 0.7%
    Cable & Wireless Optus Ltd. (Telecommunications)                    563,100            $  1,676,374
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     14,240            $    211,820
    Global Crossing Ltd. (Telecommunications)*                           57,700               1,518,231
                                                                                           ------------
                                                                                           $  1,730,051
-------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Celular CRT Participacoes, Preferred (Telecommunications)               505            $    221,270
    Companhia Electricas est Rio de Janeiro (Utilities - Electric)*     772,600                 299,956
    Companhia Riogrand Telecomunicacoes, Preferred, "A"
      (Utilities - Telephone)                                               505                 170,854
    Espirito Santo Centrais Eletricas S.A. (Utilities - Electric)         1,100                  33,561
    Tele Centro Oeste Celular Participacoes S.A., ADR
      (Telecommunications)                                               18,900                 226,800
    Tele Centro Sul Participacoes S.A., ADR (Telecommunications)*         5,300                 387,231
    Telecomunicacoes de Sao Paulo S.A. (Telecommunications)*             41,700               1,155,116
                                                                                           ------------
                                                                                           $  2,494,788
-------------------------------------------------------------------------------------------------------
  Canada - 3.7%
    AT&T Canada, Inc. (Telecommunications)*                              19,900            $    660,431
    BCE, Inc. (Telecommunications)                                       52,900               1,259,681
    Nortel Networks Corp. (Telecommunications)                           83,073               5,669,733
    Telesystem International Wireless, Inc. (Telecommunications)*        63,900               1,182,150
                                                                                           ------------
                                                                                           $  8,771,995
-------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Sonera Oyj (Telecommunications)                                      22,500            $  1,025,599
-------------------------------------------------------------------------------------------------------
  France - 0.6%
    Vivendi S.A. (Business Services)                                     17,400            $  1,535,598
-------------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    China Telecom Ltd. (Telecommunications)                             120,000            $  1,058,371
-------------------------------------------------------------------------------------------------------
  Hungary - 0.6%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                     44,500            $  1,532,469
-------------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*          97,175            $    923,162
-------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Telecom Italia S.p.A. (Telecommunications)                          110,500            $  1,518,960
-------------------------------------------------------------------------------------------------------
  Japan - 1.5%
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                 95            $  1,262,726
    NTT Mobile Communications Network, Inc. (Telecommunications)             44               1,190,423
    Tokyo Gas Co. Ltd. (Gas)                                            415,000               1,165,818
                                                                                           ------------
                                                                                           $  3,618,967
-------------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    Grupo Iusacell S. A. de C. V., ADR (Telecommunications)*             85,020            $  1,328,437
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                50,230               2,869,389
                                                                                           ------------
                                                                                           $  4,197,826
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.9%
    Completel Europe N.V. (Telecommunications)*                          61,090            $    758,115
    Completel Europe N.V. (Telecommunications)*                          16,870                 168,700
    KPNQwest N.V. (Internet)*                                            11,700                 460,155
    Libertel N.V. (Cellular Telecommunications)*                         60,200                 916,598
    United Pan-Europe Communications N.V. (Telecommunications
      and Cable)*                                                        44,700               1,168,748
    Versatel Telecommunications N.V. (Telecommunications)*               24,420               1,025,699
                                                                                           ------------
                                                                                           $  4,498,015
-------------------------------------------------------------------------------------------------------
  Spain - 3.3%
    Endesa S.A., ADR (Utilities - Electric)                              99,800            $  1,933,010
    Telefonica de Espana S.A., ADR (Telecommunications)                  52,621               3,371,033
    Telefonica S.A. (Telecommunications)*                                34,200                 734,565
    Union Electrica Fenosa S.A. (Utilities - Electric)                  102,200               1,848,764
                                                                                           ------------
                                                                                           $  7,887,372
-------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Tele1 Europe Holdings AB (Telecommunications)*                       61,220            $    750,058
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                   3,100                  37,394
                                                                                           ------------
                                                                                           $    787,452
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    Cable & Wireless Communications PLC, ADR (Telecommunications)*       96,757            $  1,637,709
    Energis PLC (Telecommunications)*                                    34,600               1,296,886
    Independent Energy Holdings PLC, ADR (Utilities - Electric)          27,900                 231,919
    Vodafone AirTouch PLC (Telecommunications)*                         927,354               3,745,252
                                                                                           ------------
                                                                                           $  6,911,766
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 50,433,918
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $169,335,958)                                               $173,002,900
-------------------------------------------------------------------------------------------------------

Bonds - 5.8%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 5.6%
  Banks and Credit Companies - 0.3%
    Beaver Valley Funding Corp. II, 9s, 2017                            $    75            $     76,483
    Midamerican Funding LLC, 5.85s, 2001                                    368                 364,014
    Midamerican Funding LLC, 6.927s, 2029                                   110                  91,548
    Midland Funding Corp., 10.33s, 2002                                     102                 104,348
                                                                                           ------------
                                                                                           $    636,393
-------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Ocean Energy, Inc., 8.875s, 2007                                    $    95            $     94,525
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salton Sea Funding Corp., 7.84s, 2010                               $   100            $     97,640
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    General Electric Capital Corp., 7.375s, 2010                        $   444            $    449,355
    Sprint Capital Corp., 6.9s, 2019                                        141                 125,371
                                                                                           ------------
                                                                                           $    574,726
-------------------------------------------------------------------------------------------------------
  Insurance
    GE Global Insurance Holdings Corp., 7.75s, 2030                     $    84            $     83,495
-------------------------------------------------------------------------------------------------------
  Oil Services
    Valero Energy Corp., 8.75s, 2030                                    $    76            $     77,619
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Intermedia Communications, Inc., 12.25s, 2009                       $ 1,575            $    929,250
    Sprint Capital Corp., 7.625s, 2002                                      164                 163,884
    Sprint Spectrum LP, 11s, 2006                                           165                 180,531
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                     30                  28,389
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                      79                  73,162
    TXU Eastern Funding Co., 6.75s, 2009                                    150                 134,504
    WorldCom, Inc., 8.875s, 2006                                            100                 103,686
                                                                                           ------------
                                                                                           $  1,613,406
-------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 0.8%
   Federal National Mortgage Association - 0.8%
    FNMA, 7s, 2029 - 2029                                               $   132            $    127,412
    FNMA, 7.125s, 2010                                                      228                 228,892
    FNMA, 7.25s, 2010                                                     1,599               1,615,102
                                                                                           ------------
                                                                                           $  1,971,406
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., 5s, 2004                          $    60            $     56,203
-------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                $  2,027,609
-------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 2.4%
   Government National Mortgage Association - 0.5%
    GNMA, 7s, 2028 - 2028                                               $   212            $    206,043
    GNMA, 7.5s, 2025 - 2028                                                 639                 634,444
    GNMA, 8s, 2025 - 2030                                                   400                 404,682
                                                                                           ------------
                                                                                           $  1,245,169
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.9%
    U.S. Treasury Bonds, 6.125s, 2029                                   $   531            $    536,310
    U.S. Treasury Bonds, 10.375s, 2009                                    3,512               4,021,802
    U.S. Treasury Notes, 6.5s, 2010                                          12                  12,411
                                                                                           ------------
                                                                                           $  4,570,523
-------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                           $  5,815,692
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    California Infrastructure, 6.17s, 2003                              $   127            $    126,438
    CMS Panhandle Holding Co., 6.5s, 2009                                   130                 117,437
    Connecticut Light & Power Co., 8.59s, 2003                              100                  99,304
    Detroit Edison Co., 7.5s, 2005                                          421                 423,588
    Illinois Power Special Purpose Trust, 5.26s, 2003                       147                 145,430
    National Rural Utilities Cooperative Finance, 5.75s, 2008               313                 277,308
    Niagara Mohawk Power Corp., 7.25s, 2002                                 151                 149,429
    Niagara Mohawk Power Corp., 7.75s, 2006                                 252                 251,252
    Niagara Mohawk Power Corp., 8.77s, 2018                                 168                 168,000
    NRG Energy South Central, 8.962s, 2016                                  100                 100,350
    PP&L, Inc., 6.125s, 2001                                                250                 247,410
    Texas Utilities Co., 5.94s, 2001                                        250                 244,615
    Toledo Edison Co., 9.5s, 2001                                           140                 141,608
                                                                                           ------------
                                                                                           $  2,492,169
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 13,513,274
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                      $    90            $     90,377
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s, 2009 (Telecommunications)   $   329            $    157,920
    Deutsche Telekom International, 8s, 2010 (Telecommunications)           124                 125,087
                                                                                           ------------
                                                                                           $    283,007
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $    373,384
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $14,182,132)                                                 $ 13,886,658
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 9.1%
-------------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 7.5%
  Oils - 0.9%
    Coastal Corp., 6.625%                                                63,400            $  2,219,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.6%
    Cox Communications, Inc., 0.25%                                      16,275            $    955,342
    Cox Communications, Inc., 7.00%                                      18,000               1,105,875
    Cox Communications, Inc., 7.75%                                      16,400               1,806,132
    Decs Trust VI, 6.25%                                                 12,200                 837,225
    MGC Communications, Inc., 7.25%                                      27,000               1,429,380
    Nextlink Communications, Inc., 6.50%                                  3,500                 601,562
    UnitedGlobalCom, Inc., "C", 7.00%                                     7,300                 438,913
    UnitedGlobalCom, Inc., "D", 7.00%                                    12,850                 571,825
    UnitedGlobalCom, Inc., 7.00%##                                       15,400                 925,925
                                                                                           ------------
                                                                                           $  8,672,179
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    AES Trust III, 6.75%                                                 31,900            $  2,304,775
    AES Trust VII, 6.00%                                                 22,400               1,324,400
    Calpine Capital Trust, 5.75%*                                        15,900               1,898,063
    CMS Energy Corp., 8.75%                                              55,300               1,548,400
                                                                                           ------------
                                                                                           $  7,075,638
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 17,966,817
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Bermuda - 1.6%
    Global Crossing Ltd., 7.00% (Telecommunications)##                    9,700            $  1,760,550
    Global Crossing Ltd., 6.75% (Telecommunications)                      6,400               1,403,200
    Global Crossing Ltd., 7.00% (Telecommunications)                      4,700                 837,775
                                                                                           ------------
                                                                                           $  4,001,525
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  4,001,525
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $19,782,520)                          $ 21,968,342
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 3.2%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 2.7%
  Energy - 0.3%
    Alliant Energy Resources, Inc., 7.25s to 2003, 2.5s, 2030           $    12            $    800,400
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    ADT Operations, Inc., 0s, 2010*                                     $ 1,170            $  2,942,550
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##               $   680            $    826,200
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Liberty Media Group, 4s, 2029##                                     $   640                 921,600
    NTL, Inc., 5.75s, 2009##                                              1,120            $    879,200
                                                                                           ------------
                                                                                           $  1,800,800
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $  6,369,950
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  United Kingdom - 0.5%
    Telewest Finance Jersey Ltd., 6s, 2005 (Entertainment)##
      (Identified Cost, $1,230,000)                                     $ 1,230            $  1,230,000
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $7,141,260)                                      $  7,599,950
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.6%
-------------------------------------------------------------------------------------------------------
    Associates First Capital Corp., due 7/03/00                         $ 5,000            $  4,998,083
    Federal Home Loan Mortgage Corp., due 7/03/00 - 7/7/11/00            15,848              15,830,891
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 20,828,974
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $231,270,844)                                          $237,286,824

Other Assets, Less Liabilities - 1.4%                                                         3,260,183
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $240,547,007
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $231,270,844)            $237,286,824
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     15,799,714
  Receivable for investments sold                                     7,323,365
  Receivable for series shares sold                                     626,635
  Interest and dividends receivable                                     525,161
  Receivable from investment adviser                                     59,850
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $261,622,243
                                                                   ------------
Liabilities:
  Payable to custodian                                             $     15,097
  Payable for investments purchased                                   5,189,204
  Payable for series shares reacquired                                   16,635
  Collateral for securities loaned, at value                         15,799,714
  Payable to affiliates -
    Management fee                                                        4,944
    Shareholder servicing agent fee                                         231
    Administrative fee                                                      115
  Accrued expenses and other liabilities                                 49,296
                                                                   ------------
      Total liabilities                                            $ 21,075,236
                                                                   ------------
Net assets                                                         $240,547,007
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $209,754,499
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   6,017,149
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    17,973,059
  Accumulated undistributed net investment income                     6,802,300
                                                                   ------------
      Total                                                        $240,547,007
                                                                   ============
Shares of beneficial interest outstanding                           10,522,908
                                                                    ==========

Initial Class shares:
  Net asset value per share
    (net assets of $240,546,803 / 10,522,899 shares
    of beneficial interest outstanding)                               $22.86
                                                                      ======

Service Class shares:
  Net asset value per share
    (net assets of $203.90 / 8.917 shares of
    beneficial interest outstanding)                                  $22.87
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $  6,712,386
    Interest                                                        1,075,893
    Foreign taxes withheld                                            (27,871)
                                                                 ------------
      Total investment income                                    $  7,760,408
                                                                 ------------
  Expenses -
    Management fee                                               $    809,519
    Trustees' compensation                                              3,160
    Shareholder servicing agent fee                                    37,778
    Distribution fee (Service Class)                                      --
    Administrative fee                                                 17,615
    Custodian fee                                                      59,141
    Printing                                                            6,302
    Auditing fees                                                      18,600
    Legal fees                                                          1,011
    Amortization of organization expenses                                  25
    Miscellaneous                                                       4,660
                                                                 ------------
      Total expenses                                             $    957,811
    Fees paid indirectly                                              (16,451)
    Reimbursement of expenses to investment adviser                    39,301
                                                                 ------------
      Net expenses                                               $    980,661
                                                                 ------------
        Net investment income                                    $  6,779,747
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 18,415,273
    Foreign currency transactions                                         733
                                                                 ------------
      Net realized gain on investments and foreign
        currency transactions                                    $ 18,416,006
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(18,751,166)
    Translation of assets and liabilities in
       foreign currencies                                                 632
                                                                 ------------
      Net unrealized loss on investments and foreign
         currency translation                                    $(18,750,534)
                                                                 ------------
        Net realized and unrealized loss on investments
         and foreign currency                                    $   (334,528)
                                                                 ------------
          Increase in net assets from operations                 $  6,445,219
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                                               JUNE 30, 2000            DECEMBER 31, 1999
                                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   6,779,747                $   2,296,535
  Net realized gain on investments and foreign currency transactions              18,416,006                   16,593,626
  Net unrealized gain (loss) on investments and foreign currency translation     (18,750,534)                  20,080,359
                                                                               -------------                -------------
    Increase in net assets from operations                                     $   6,445,219                $  38,970,520
                                                                               -------------                -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                   $  (2,243,233)               $  (1,238,327)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                 (16,911,026)                  (6,226,380)
                                                                               -------------                -------------
    Total distributions declared to shareholders                               $ (19,154,259)               $  (7,464,707)
                                                                               -------------                -------------
Net increase in net assets from series share transactions                      $  70,287,321                $  69,737,127
                                                                               -------------                -------------
    Total increase in net assets                                               $  57,578,281                $ 101,242,940

Net assets:
  At beginning of period                                                         182,968,726                   81,725,786
                                                                               -------------                -------------
  At end of period (including accumulated undistributed
    net investment income of $6,802,300 and $2,265,786, respectively)          $ 240,547,007                $ 182,968,726
                                                                               =============                =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                         SIX MONTHS ENDED       ----------------------------------------  DECEMBER 31,
                                            JUNE 30, 2000         1999        1998       1997      1996          1995*
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                     INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $  24.16       $  19.82     $ 17.99    $ 13.66   $12.57       $10.00
                                                 --------       --------     -------    -------   ------       ------

Income from investment operations# -
  Net investment income(S)                       $   0.76       $   0.38     $  0.46    $  0.44   $ 0.55       $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency                 0.13           5.40        2.68       3.89     1.78         3.00
                                                 --------       --------     -------    -------   ------       ------

    Total from investment operations             $   0.89       $   5.78     $  3.14    $  4.33   $ 2.33       $ 3.39
                                                 --------       --------     -------    -------   ------       ------

Less distributions declared to shareholders -
  From net investment income                     $  (0.26)      $  (0.24)    $ (0.24)   $  --     $(0.35)      $(0.24)
  From net realized gain on investments
    and foreign currency transactions               (1.93)         (1.20)      (1.07)      --      (0.88)       (0.58)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --             --          --         --      (0.01)        --
                                                 --------       --------     -------    -------   ------       ------
  Total distributions declared to shareholders   $  (2.19)      $  (1.44)    $ (1.31)   $  --     $(1.24)      $(0.82)
                                                 --------       --------     -------    -------   ------       ------
Net asset value - end of period                  $  22.86       $  24.16     $ 19.82    $ 17.99   $13.66       $12.57
                                                 ========       ========     =======    =======   ======       ======
Total return                                         3.84%++       30.81%      18.06%     31.70%   18.51%       33.94%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                         0.93%+         1.01%       1.01%      1.00%    1.00%        1.00%+
  Net investment income                              6.31%+         1.88%       2.48%      2.92%    4.19%        3.66%+
Portfolio turnover                                     60%           134%        133%        69%     121%          94%
Net assets at end of period
  (000 omitted)                                  $240,547       $182,969     $81,726    $30,147   $9,572       $2,373

(S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                              --       $   0.40     $  0.47    $  0.41   $ 0.32       $ 0.17
    Ratios (to average net assets):
      Expenses##                                       --           0.94%       0.98%      1.20%    2.75%        3.08%+
      Net investment income                            --           1.95%       2.51%      2.71%    2.44%        1.62%+

 * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                             JUNE 30, 2000*
                                                                (UNAUDITED)
---------------------------------------------------------------------------
                                                       SERVICE CLASS SHARES
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $23.19
                                                                     ------

Income from investment operations# -
  Net investment income                                              $ 0.56
  Net realized and unrealized loss on investments and
    foreign currency                                                  (0.88)
                                                                     ------
    Total from investment operations                                 $(0.32)
                                                                     ------
Net asset value - end of period                                      $22.87
                                                                     ======
Total return                                                           3.89%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.13%+
  Net investment income                                               15.12%+
Portfolio turnover                                                       60%
Net assets at end of period                                         $203.90
 * For the period from the inception of the Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 56 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2000, the value of securities loaned was $15,339,760. These loans were collateralized by U.S. Treasury Securities of $36,616 and cash of $15,799,714 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    15,799,714         $15,799,714

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' fees were reduced by $13,467 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $2,984 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. Prior to March 15, 2000, the series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES         SALES
------------------------------------------------------------------------------
U.S. government securities                          $ 12,355,477  $  8,091,937
                                                    ------------  ------------
Investments (non-U.S. government securities)        $152,425,206  $112,770,697
                                                    ------------  ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $231,270,844
                                                                  ------------
Gross unrealized appreciation                                     $ 23,933,813
Gross unrealized depreciation                                      (17,917,833)
                                                                  ------------
    Net unrealized appreciation                                   $  6,015,980
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     SIX MONTHS ENDED JUNE 30, 2000         YEAR ENDED DECEMBER 31, 1999
                                 ----------------------------------   ----------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,155,382      $  77,415,437         4,894,393      $  99,477,735
Shares issued to shareholders
  in reinvestment of distributions       853,956         19,154,248           380,270          7,464,700
Shares reacquired                     (1,059,934)       (26,282,564)       (1,825,341)       (37,205,308)
                                      ----------      -------------        ----------      -------------
    Net increase                       2,949,404      $  70,287,121         3,449,322      $  69,737,127
                                      ==========      =============        ==========      =============

Service Class shares
                                        PERIOD ENDED JUNE 30, 2000*
                                 ----------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                                8.917      $         200
                                      ----------      -------------
    Net increase                           8.917      $         200
                                      ==========      =============

* For the period from inception of the Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $845. The series had no significant borrowings during the period.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                             VUF-3  8/00 51.5M